UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 19, 2004

TITAN INTERNATIONAL, INC.

(Exact name of Registrant as specified in its Charter)

Illinois (State of Incorporation)	1-12936 (Commission File Number)	36-3228472 (I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Second Amendment to Credit Agreement
Stock Purchase Agreement

Item 5. OTHER EVENTS

On April 19, 2004, the Company amended its term loan with General Electric Capital Corporation. Major revisions contained in the amendment included a voluntary prepayment of $26.4 million and the Company was allowed to redeem the shares of Citicorp Venture Capital, Ltd. A copy of the amendment is filed as Exhibit 10(a) to this Report.

On April 19, 2004, the Company agreed to purchase the 4,917,464 shares of Titan International stock held by Citicorp Venture Capital, Ltd. This sale was consummated on April 20, 2004. A copy of the agreement is filed as Exhibit 10(b) to this Report.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

10(a)	Second Amendment to Credit Agreement made and entered into as of April 19, 2004, by and among the Company and General Electric Capital Corporation

10(b)	Stock Purchase Agreement made and entered into on April 19, 2004, by and between Citicorp Venture Capital, Ltd., and Titan International, Inc.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date: April 22, 2004	By:	/s/ Kent W. Hackamack

Kent W. Hackamack
Vice President of Finance and Treasurer
(Principal Financial Officer and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description
10(a)	Second Amendment to Credit Agreement made and entered into as of April 19, 2004, by and among the Company and General Electric Capital Corporation

10(b)	Stock Purchase Agreement made and entered into on April 19, 2004, by and between Citicorp Venture Capital, Ltd., and Titan International, Inc.

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